UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019 (March 30, 2019)

GSRX INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building No. 3, P.E. 606, int. Jose Efron Ave.

Dorado, Puerto Rico 00646

(Address of principal executive offices) (zip code)

(214) 808-8649

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On March 30, 2019 (the “Effective Date”), GSRX Industries Inc., a Nevada corporation (the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Chemesis International, Inc. (“Chemesis”). Pursuant to the Share Exchange Agreement, the Company will issue to Chemesis 11,666,998 shares of common stock of the Company (the “GSRX Shares”), which equals 19.9% of the outstanding shares of common stock of the Company, in exchange for 7,291,874 shares of common stock of Chemesis (the “Chemesis Shares”). Pursuant to the Share Exchange Agreement, beginning six (6) months after the Effective Date, the Company shall be able to sell up to 1,215,313 of the Chemesis Shares and Chemesis shall be able to sell up to 1,944,500 of the GSRX Shares every six (6) months, subject to compliance with any applicable securities laws and stock exchange rules.

Ancillary Rights Agreement

In connection with the Share Exchange Agreement, the Company and Chemesis entered into an ancillary rights agreement (the “Ancillary Rights Agreement”).

Pursuant to the Ancillary Rights Agreement, the Company received the right to nominate one representative for appointment to Chemesis’ board of directors and Chemesis received the right to nominate one representative for appointment to the Company’s board of directors.

Pursuant to the Ancillary Rights Agreement, the Company granted Chemesis a right of participation in future issuances of the Company’s securities.

Additionally, the Company granted Chemesis a right of first refusal to supply the Company with cannabis and hemp-derived CBD. In the event the Company requires cannabis and/or hemp-derived CBD to be delivered in any jurisdiction in which Chemesis has cannabis or hemp-derived CBD production facilities, Chemesis shall have a right of first refusal to match any third-party offer and fulfil the Company’s production requirements.

The foregoing descriptions of the Share Exchange Agreement and Ancillary Rights Agreement are qualified in their entirety and incorporated herein by reference to Exhibit 10.1 and Exhibit 10.2 attached hereto.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 which is incorporated by reference, in its entirety, into this Item 3.02.

The GSRX Shares to be issued to Chemesis pursuant to the Share Exchange Agreement have not been registered under the Securities Act, or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

Item 8.01 Other Information

On April 1, 2019, the Company issued a press release disclosing the Share Exchange Agreement and Ancillary Rights Agreement. A copy of this press release is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Share Exchange Agreement
10.2	Form of Ancillary Rights Agreement
99.1	Press Release dated April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSRX INDUSTRIES INC.

Dated: April 1, 2019	By:	/s/ Thomas Gingerich
	Name:	Thomas Gingerich
	Title:	Chief Financial Officer